Dividends	12 Months Ended
Dec. 31, 2021
Dividends [Abstract]
Dividends
29. DIVIDENDS

(1)
Dividends per share and the total dividends for the fiscal year ending December 31, 2020 were 360 Won and 260,017 million Won, respectively, and the dividends were approved at the regular general shareholders’ meeting held on March 26, 2021 and were paid in April 2021.

(2)
On July 23, 2021, the Board of Directors decided to pay an interim dividend of 150 Won per share (total dividend of 108,340 million Won) with July 30, 2021 as the dividend base date, and were paid in August 2021.

(3)
A dividend in respect of the year ended December 31, 2021, of 750 Won per share, amounting to a total dividend of 546,044 million Won, was approved by shareholders at the annual general meeting on March 25, 2022.